UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 19, 2009
(Date of earliest event reported)

LIFE QUOTES, INC.
(Exact name of registrant as specified in the charter)

Delaware	0-26781	36-3299423
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8205 South Cass Avenue, Suite 102
Darien, Illinois 60561
(Address of Principal Executive Offices)

(630) 515-0170
(Registrant's telephone number including area code)

INSURE.COM, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 5 – Corporate Governance and Management

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to Item 8.01 of this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01   Other Events

Effective October 19, 2009, the registrant changed its corporate name from Insure.com, Inc. to Life Quotes, Inc.

The registrant effected the corporate name change by filing a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, pursuant to which a wholly-owned subsidiary of the registrant merged with and into the registrant (the “Merger”).  A copy of the Certificate of Ownership and Merger is filed herewith as Exhibit 3.3.  The registrant was the surviving corporation in the Merger.  The Certificate of Ownership and Merger amended the registrant’s Amended and Restated Certificate of Incorporation to reflect the change in corporate name.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

3.3	Certificate of Ownership and Merger of the Registrant

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE QUOTES, INC.

Dated: October 19, 2009	By:	/s/ Phillip A. Perillo
Name: Phillip A. Perillo
Its: Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.3	Certificate of Ownership and Merger of the Registrant